FundVantage Trust

Polen International Growth Fund

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the Polen International Growth Fund (the “Fund”) in the prospectus for the Fund’s Investor Class and Institutional Class shares dated January 1, 2017, that was filed with the Securities and Exchange Commission pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, on January 5, 2017 (SEC Accession No 0001104659-17-000914).

EXHIBIT INDEX

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase